SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2007

AHPC Holdings, Inc.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

0-17458	73-1326131
(Commission File Number)	(I.R.S. Employer I.D. Number)

80 Internationale Boulevard, Unit A Glendale Heights, Illinois	60139
(Address of Principal Executive Offices)	(Zip Code)

630-407-0242
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01  Other Events.

On March 16, 2007, AHPC Holdings, Inc. (the "Company") issued a press release (the "Press Release") announcing that the Company intends to exit the private label food service glove market by July 1, 2007. The Company intends to continue to market its own branded products to the food service market. A copy of the Press Release is attached as Exhibit 99.1 to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

    (d)  Exhibits

           The following exhibit is filed herewith:

Exhibit 99.1 - Press Release of AHPC Holdings, Inc., issued March 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AHPC HOLDINGS, INC.
Date: March 20, 2007
BY /s/ Alan E. Zeffer
      Alan E. Zeffer, President and
      Chief  Executive Officer